UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2008

M-Wave, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

11533 Franklin Avenue, 2nd Floor
Franklin Park, Illinois		60131

(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (630) 562-5550

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective December 31, 2007, the Board of Directors of M-Wave, Inc (“M-Wave”) amended M-Wave by-laws to provide that securities of M-Wave may be represented by certificate, or may be uncertificated.  The NASDAQ Stock Market (“NASDAQ ”) has adopted rules and regulations that, among other things, require all securities listed on NASDAQ to be eligible for listing and transfer through the Direct Registration System (“DRS”) prior to January 1, 2008.  In order to be eligible for listing and transfer through the DRS, M-Wave must be authorized to issue securities in uncertificated form. A copy of the by-laws, as amended and restated, is filed herewith as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.2	First Amended and Restated By-Laws of M-Wave, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M-Wave, Inc.

Date: January 3, 2008	By:	/s/ Jim Mayer
Jim Mayer
Interim Chief Executive Officer